ENDOWMENTS, INC.(SM)
  AND
BOND PORTFOLIO FOR
ENDOWMENTS, INC.(SM)

Endowments, Inc. seeks to provide long-term growth of principal with income as a secondary objective, primarily through investments in stocks.

Bond Portfolio for Endowments, Inc. seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in fixed-income securities.

ANNUAL REPORT
For the Year Ended July 31, 1996

ENDOWMENTS, INC. (ENDI)
Seeks long-term growth of principal
with income as a secondary objective.

BOND PORTFOLIO FOR ENDOWMENTS, INC. (BENDI)
Seeks as high a level of current income as is consistent with the preservation of capital. Any capital appreciation is incidental to the fund's objective of current income.


RESULTS AT A GLANCE

                                            STANDARD                     LEHMAN           LIPPER CORPORATE
AVERAGE ANNUAL                              & POOR'S                     AGGREGATE        A-RATED
COMPOUND RETURN                ENDI         500 INDEX       BENDI        BOND INDEX       BOND FUND AVERAGE

For the past fiscal year       13.2%        16.5%           6.3%         5.5%             4.8%
August 1, 1995 through
July 31, 1996

For the past 21 years          14.3%        14.3%           9.8%          NA              9.5%
From July 25, 1975, when
Capital Research and
Management Company
became the funds' investment adviser,
through July 31, 1996

     Here are the total returns and average annual compound returns with all distributions reinvested for periods ended June 30, 1996 (the most recent calendar quarter):

                           Total           Average Compound
                           Return          Annual Return
ENDI      Ten Years        +205.23%        +11.81%
          Five Years       +84.48          +13.03
          12 Months        +19.78          <UNDEF><UNDEF>
BENDI     Ten Years        +127.60         +8.57
          Five Years       +52.16          +8.76
          12 Months        +5.81           <UNDEF><UNDEF>

BENDI's 30-day yield as of August 31, 1996, calculated in accordance with the Securities and Exchange Commission formula, was 6.81%.

     THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUNDS. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.


DEAR SHAREHOLDER:

     In fiscal 1996, the major stock and bond indexes finished the period on the plus side, and both ENDOWMENTS, INC. and BOND PORTFOLIO FOR ENDOWMENTS, INC. recorded positive results.

ENDOWMENTS, INC. ("ENDI"):
     The value of an investment in ENDI, with all distributions reinvested, increased 13.2% for the 12 months ended July 31. Meanwhile, Standard & Poor's 500 Composite Index, a broad unmanaged measure of the U.S. equity market, went up 16.5%, also on a total return basis.

     Stock prices kept rising through most of the fiscal year, pushing valuations to extraordinary levels. For the fund as well as for the market, the gain for the full year was trimmed by a slight decline near the end of the period. ENDI has typically held up better than the index when stock prices have fallen and often has lagged it when prices rise sharply.

     ENDI has clearly been participating in the long upward march of the market. However, given the nature of the fund's clientele, we are very conscious of the importance of conserving principal in managing the portfolio. At this stage, we feel uncomfortable with the general level of valuations. In some areas, we have found attractive values and added to our holdings - chiefly in the oil and paper industries - but for the most part we have not been aggressive purchasers of stocks. We continue to hold substantial cash and equivalents. On July 31, this buying reserve equaled about 22% of net assets, roughly the same as a year ago. That percentage is at the high end of our normal range for cash and equivalents and represents a much larger reserve than we would hold if valuations were more attractive.

     In fiscal 1996, the fund's biggest gainers included health-care holdings. American Home Products rose 43.7%, Johnson & Johnson 33.1%, Warner-Lambert 29.8%, and Merck 24.5%. Our health-care investments were built up in the early 1990s, at a time when the stocks were out of favor among many investors. The strength shown by pharmaceuticals and other health-care securities, not only during the past fiscal year but the past two years as well, reflected consolidations within the industry and the demise earlier of the Clinton Administration's health plan, which had been viewed by many investors as a serious threat to profitability. As health-care stock prices have risen, we have gradually trimmed back our positions in some of these securities and taken profits for our shareholders. As a result, health and personal care remains our second largest area of industry concentration (after banking); as a percentage of net assets, it has declined to 7.5% from 9.2% at the start of the fiscal year.

     Much of the volatility in the market in the early part of the summer was concentrated in high-technology stocks, notably semiconductor and Internet-related issues, an area in which the fund has not been active. Many of these stocks dropped 25% or more between late May and late July. This area of the market had attracted a great deal of speculative buying earlier.

BOND PORTFOLIO FOR ENDOWMENTS, INC. ("BENDI"):
     In a difficult environment for fixed-income investors, BENDI recorded a total return of 6.3% for the 12 months ended July 31. This compares with 5.5% for the unmanaged Lehman Aggregate Bond Index and an average return of 4.8% for the 114 funds in the Lipper Corporate Debt A-Rated average. BENDI's total return placed it seventh among the 114 A-rated bond funds during this 12-month period, according to Lipper. For the five- and ten-year periods ended July 31, BENDI ranked (respectively) 13th among 47 and 5th among 26 comparable funds in existence throughout those periods.*

     The fiscal year was marked by wide swings in interest rates. When it began, the economy appeared to be slowing down and longer term as well as intermediate rates were drifting lower. Then, in late December and early January, concern about an accelerating pace of growth caused rates to turn upward. They continued rising until mid-summer, when reports of weaker corporate profits, smaller increases in commodity prices and other factors combined to allay fears, at least for a few weeks, of an overheating economy.

     During the fiscal year we continued to build additional downside protection into BENDI's portfolio by shortening maturities. We also increased the fund's holdings of corporate bonds, taking advantage of what we felt were attractive values, including airline issues secured by aircraft or aircraft leases. These airline investments currently represent BENDI's largest area of industry concentration. On July 31, corporate securities accounted for 56.1% of the fund's net assets compared with 51.4% at the start of the fiscal year. Investments in U.S. and other government issues represented 38.7% of net assets on July 31, down from 43.7% a year earlier. Cash and equivalents were 5.2%, compared with 4.9% at the start of fiscal 1996.

     We believe the portfolio is positioned in a way that will allow BENDI to continue pursuing its objective of high current income and to benefit if interest rates decline and bond prices rally. At the same time, we have tried to structure the portfolio so it is not exposed to excessive risk if the fixed-income markets move moderately lower instead.

* Lipper rankings do not include the effects of other funds' sales charges.

     At the moment, the signals on bonds and the economy are mixed. There is some evidence, including lagging exports, pressure on profit margins and a tapering off of housing and car sales, which suggests that business may expand slowly in the months ahead, generating little or no upward pressure on wages and prices. That, of course, would be beneficial for bonds. Other evidence, however, points toward a continuation of above-normal growth. It is worth bearing in mind that, with the nation's unemployment rate already low (around 5%), even a small increase in the pace of the expansion could renew fears of higher inflation and lead to an upturn in interest rates.

     This past summer, George Miller, a Senior Vice President of the fund's investment adviser, retired after 21 years with the Capital organization. We wish to thank George for his splendid contributions to ENDI and BENDI. He participated in the founding of both funds and served as an ENDI portfolio counselor since the fund began. George has been succeeded on ENDI's team of portfolio counselors by Claudia Huntington, who has been with the Capital organization since 1975.

     We would like to remind shareholders of both ENDI and BENDI that it is important to maintain a long-term perspective on your holdings. On the following pages, you will find an article containing background on the funds along with a discussion of their investment philosophy, which is geared toward tax-exempt organizations and emphasizes a patient, value-oriented approach to the equity and fixed-income markets. We believe the article will be of interest to new investors as well as to those who have been with us for some time.

Cordially,

Robert B. Egelston
Chairman of the Board

Thomas E. Terry
President

September 16, 1996


[CHART]
How A $50,000 Investment Has Grown
(under CRMC management 7/25/75 - 7/31/96)

ENDOWMENTS, INC.
ENDI        $828,238 /1/
S&P 500     $823,561 /1/
Consumer Price Index (inflation)   $144,834

AVERAGE ANNUAL COMPOUND RETURNS /1/
(FOR PERIODS ENDED JULY 31, 1996)

10 YEARS   11.78%
5 YEARS    11.94%
1 YEAR     13.21%

[chart]

Date               ENDI               S&P 500            Consumer
                                                         Price Index
                                                         (inflation)
7/25/75            $50,000            $50,000            $50,000
7/31/76            63,476             60,269             52,675
7/31/77            67,590             60,145             56,273
7/31/78            74,525             64,526             60,609
7/31/79            82,131             70,226             67,435
7/31/80            96,277             86,842             76,291
7/31/81            110,942            98,071             84,502
7/31/82            106,860            84,944             89,945
7/31/83            166,726            135,430            92,159
7/31/84            166,157            131,380            96,033
7/31/85            216,736            173,983            99,446
7/31/86            272,155            223,417            101,015
7/31/87            326,885            311,203            104,982
7/31/88            319,347            274,924            109,317
7/31/89            393,501            362,553            114,760
7/31/90            409,739            385,779            120,295
7/31/91            471,326            434,923            125,646
7/31/92            545,533            490,602            129,613
7/31/93            600,349            533,369            133,210
7/31/94            616,980            560,740            136,900
7/31/95            731,561            706,843            140,683
7/31/96            828,238            823,561            144,834



BOND PORTFOLIO FOR ENDOWMENTS, INC.

BENDI  $356,493 /1/
Lipper Average of Corporate Debt A-Rated Funds  $338,621 /1/ /2/
Lehman Aggregate Bond Index      $337,115 /1/ /3/
Consumer Price Index (inflation)   $144,834

AVERAGE ANNUAL COMPOUND RETURNS /1/
(FOR PERIODS ENDED JULY 31, 1996)

10 YEARS   8.63%
5 YEARS    8.44%
1 YEAR     6.25%


Date             BENDI          Lehman            Lipper           Consumer
                                Aggregate         Average of       Price
                                Bond              Corporate        Index
                                Index             Debt A-Rated     (inflation)
                                                  Funds
7/25/75          $50,000        $50,000           $50,000          $50,000
7/31/76          56,123         53,140            57,028           52,675
7/31/77          63,169         59,040            63,965           56,273
7/31/78          63,633         60,315            65,310           60,609
7/31/79          68,078         64,340            69,376           67,435
7/31/80          70,604         65,365            69,954           76,291
7/31/81          67,372         62,090            66,844           84,502
7/31/82          79,771         74,845            78,731           89,945
7/31/83          98,881         91,240            98,294           92,159
7/31/84          106,746        99,170            105,159          96,033
7/31/85          128,775        122,885           128,891          99,446
7/31/86          155,776        149,300           152,434          101,015
7/31/87          162,649        156,040           160,432          104,982
7/31/88          176,667        167,850           172,329          109,317
7/31/89          200,841        193,375           196,854          114,760
7/31/90          214,609        207,045           207,508          120,295
7/31/91          237,739        229,205           227,734          125,646
7/31/92          282,164        263,075           265,654          129,613
7/31/93          315,292        289,825           296,197          133,210
7/31/94          310,743        290,095           292,429          136,900
7/31/95          335,522        319,420           321,579          140,683
7/31/96          356,493        337,115           338,621          144,834


/1/With dividends reinvested.

/2/  The Lipper inception date was 7/31/75.

/3/  Lehman Aggregate Bond Index began 12/31/75.

Sales charges do not apply to either fund.

Past results are not predictive of future results.
[end chart]

In 1986, the funds' Board of Directors adopted a nonfundamental policy prohibiting investments in securities of companies operating in South Africa and issues of the government of South Africa. The 1986 policy was rescinded in 1994. The comparative indexes do not have such a policy and are unmanaged. [END CHART]


MORE THAN TWO DECADES OF
PRUDENT INVESTING AND POSITIVE RESULTS

ENDI and BENDI are designed to meet the special needs of educational, charitable and other tax-exempt institutions; both funds aim to maintain portfolios that are consistent with high standards of quality.

     Endowments, Inc. (ENDI) and Bond Portfolio for Endowments, Inc. (BENDI) were created more than two decades ago to help trustees, directors and advisers of tax-exempt organizations fulfill their fiduciary responsibilities. The funds place experienced professional investment management within the reach of small as well as large nonprofit institutions and are available only to institutions exempt from taxation under section 501(c)(3) of the Internal Revenue Code. Investments can be made in either or both funds with an initial minimum of $50,000. There is no acquisition or redemption charge, and subsequent investments may be made at any time in any amount.

     Both funds offer a well-defined but flexible investment approach. Both have built solid investment records while outdistancing inflation by a comfortable margin. They provide diversification that can help reduce risk as well as the ability to tailor and alter a client's investment program as necessary. Their expenses have been kept low and their activities have been overseen by a Board of Directors that includes designated representatives of shareholder organizations.

     Both ENDI and BENDI are accompanied by services that can increase the usefulness and convenience of your investment. These include automatic reinvestment of dividends, a systematic withdrawal plan, regular shareholder reports, recordkeeping, an exchange privilege, and daily pricing of net asset value, which is available in the mutual fund listings of most newspapers under the symbols "Endow" and "BdEndw."

[CAPTION}
The Funds place experienced professional investment management within the reach of small as well as large nonprofit institutions [END CAPTION]

ENDOWMENTS, INC.
     ENDI invests primarily for long-term growth of principal, with income as a secondary objective. This fund concentrates on high-quality common stocks of U.S.-based companies with favorable prospects for growth of capital and income. Preservation of capital is an important aspect of ENDI's investment approach.

     ENDI's record of investment success is documented in the mountain chart on page 4. The fund's average compound growth rate over its 21-year lifetime under the management of Capital Research and Management Company is 14.3% including reinvestment, which is the same as the return recorded by the unmanaged Standard & Poor's 500 Composite Index.

     ENDI has generated this return with considerably less volatility than the index has shown. This can be seen in the chart below, which compares the extent to which the total return of the fund and the index have fluctuated over various periods. During the past 20 years, a span of time that has seen both rising and falling stock prices, ENDI kept pace with the U.S. stock market and minimized fluctuations in its total returns through careful stock selection and, at times, by holding cash equivalents and short-term fixed-income obligations for defensive purposes.

     This prudent approach is consistent with the fiduciary constraints which limit the amount of risk and volatility that many tax-exempt institutions can tolerate. This is a consideration worth keeping in mind when making comparisons with a "fully invested" index, such as the S&P 500. It is worth noting that the equity portion of the fund's portfolio has typically outpaced the S&P 500.

[CAPTION}
ENDI has kept pace with the U.S. stock market while minimizing fluctuations in its share price. [END CAPTION]


VOLATILITY: ENDI VS. THE S&P 500

                   ENDI          S&P
5 Years            6.81%         9.16%
10 Years           9.88%         14.70%
20 Years           11.08%        14.30%

These figures are the standard deviations of total return and measure volatility. They show the extent to which the returns for the fund and the unmanaged Standard & Poor's 500 Composite Index have varied from the mean during three time periods, all ended June 30, 1996. In all three, ENDI's total return has fluctuated at least 20% less than the index.

BOND PORTFOLIO FOR ENDOWMENTS, INC.
     BENDI is also managed in a way that takes into account the nature and requirements of the fund's shareholders and aims to maintain a portfolio consistent with standards of quality that are considered prudent by most nonprofit institutions.

     However, in contrast to ENDI, Bond Portfolio for Endowments seeks primarily current income combined with preservation of capital. The fund also strives for capital appreciation when possible. It invests in a quality-oriented selection of nonconvertible bonds and debentures offering attractive yields. In the securities-selection process, issues rated A or higher by Moody's Investors Service or Standard & Poor's are emphasized. The fund does not invest in what are known as "junk" bonds. Its portfolio typically contains a mix of both government and corporate issues; the average maturity over time has ranged between seven and ten years.

     BENDI, too, has built an impressive record of investment success during the 21 years ended July 31; that record is documented in the mountain chart on page 4. These 21 years include periods of rising as well as falling bond prices; generally, the price swings have been wider and more frequent in recent years.

[Photo Caption]
ENDI and BENDI share a joint Board of Directors. The current Board includes designated representatives of shareholders from several tax-exempt organizations. Left to right seated: John Metcalf, Alpine Winter Foundation; Patricia McBride, St. Mark's School of Texas; Robert Ziebarth, Foundation for Reproductive Research & Education. Left to right standing: Steven Lavine, California Institute of the Arts; Frank Ellsworth, Independent Colleges of Southern California; Charles Redmond, Loyola Marymount University.
[End Photo Caption]


ABOUT THE FUNDS' ADVISER:

     Capital Research and Management Company (CRMC) has managed ENDI and BENDI since 1975, when an investment-advisory business that managed the two funds was acquired from an affiliate of American Express Company. CRMC manages more than $140 billion in equities and fixed-income investments, chiefly for the more than 8 million shareholder accounts in The American Funds Group of publicly traded mutual funds. These shareholders include thousands of corporations and institutions.

     An affiliate of CRMC, Capital Guardian Trust Company, provides fiduciary and investment management services to institutional accounts. Its Personal Investment Management Division serves a number of high-income individuals and families.

     Both Capital Research and Management and Capital Guardian Trust are part of The Capital Group Companies, one of the world's most experienced money management organizations. Headquartered in Los Angeles, the organization also has offices in several other major cities, including San Francisco, Washington D.C., New York, London, Geneva, Singapore, Hong Kong and Tokyo.

     The Capital organization's value-oriented approach to investing begins with intensive research. In unearthing the facts that ultimately lead to investment decisions, Capital's analysts and portfolio counselors log millions of miles each year keeping a close watch on industry trends and government actions and scrutinizing thousands of companies. This research effort combines intensive company and industry analysis with a political and macroeconomic overview, and we believe it has given our family of companies - and the funds they manage, including ENDI and BENDI - an important competitive edge.


ENDOWMENTS, INC.
INVESTMENT PORTFOLIO, JULY 31, 1996
                                                                             Percent
                                                                              of Net
INDUSTRY DIVERSIFICATION                                                      Assets
---------------------------------------------------                        ----------
Common Stocks
  Banking                                                                     10.27%
  Health & Personal Care                                                         7.52
  Energy Sources                                                                 6.48
  Insurance                                                                      6.29
  Forest Products & Paper                                                        4.87
  Utilities: Electric & Gas                                                      4.35
  Business & Public Services                                                     3.74
  Transportation: Rail & Road                                                    3.66
  Real Estate                                                                    3.22
  Machinery & Engineering                                                        3.04
  Beverages & Tobacco                                                            2.85
  Merchandising                                                                  2.43
  Food & Household Products                                                      2.29
  Telecommunications                                                             2.25
  Chemicals                                                                      2.06
  Recreation & Other Consumer Products                                           1.96
  Data Processing & Reproduction                                                 1.91
  Broadcasting & Publishing                                                      1.11
  Automobiles                                                                    1.10
  Financial Services                                                             1.09
  Metals: Nonferrous                                                              .98
  Multi-Industry                                                                  .96
  Electrical & Electronics                                                        .59
  Electronic Instruments                                                          .07
                                                                           ----------
                                                                                75.09
Common stocks in initial period of acquisition                                   2.93
Short-Term Securities                                                           21.77
Excess of cash and receivables over payables                                      .21
                                                                           ----------
Net Assets                                                                   100.00%
                                                                           ==========
                                                                             Percent
                                                                              of Net
TEN LARGEST HOLDINGS                                                          Assets
---------------------------------------------------                        ----------
American Home Products                                                         2.87%
Wal-Mart Stores                                                                  2.43
General Mills                                                                    2.29
Weingarten Realty Investors                                                      2.17
Dun & Bradstreet                                                                 2.04
Washington Mutual Savings Bank                                                   2.03
Phillips Petroleum                                                               2.00
Atlantic Richfield                                                               1.96
International Business Machines                                                  1.91
Warner-Lambert                                                                   1.84
                                                                           ----------
                                                                              21.54%
                                                                           ==========
                                                                             Percent
                                                       Number       Market    Of Net
COMMON STOCKS                                        of shares       Value    Assets
---------------------------------------------------  --------------------------------
ENERGY
Energy Sources-6.48%
  Amoco Corp.                                            10000 $   668,750     1.13%
  Atlantic Richfield Co.                                 10000      1160000      1.96
  Exxon Corp.                                            10000       822500      1.39
  Phillips Petroleum Co.                                 30000      1185000      2.00
Utilities: Electric & Gas-4.35%
  Consolidated Edison Co. of New York, Inc.              17000       459000       .77
  Duke Power Co.                                         15000       718125      1.21
  Entergy Corp.                                          25000       637500      1.07
  Pacific Gas and Electric Co.                           20000       395000       .67
  Union Electric Co.                                     10000       376250       .63
                                                              -----------------------
                                                                    6422125     10.83
                                                              -----------------------
MATERIALS
Chemicals-2.06%
  Armor All Products Corp.                               40000       627500      1.06
  Dow Chemical Co.                                        8000       595000      1.00
Forest Products & Paper-4.87%
  Georgia-Pacific Corp.                                  10000       747500      1.26
  International Paper Co.                                15000       568125       .96
  Louisiana-Pacific Corp.                                30000       611250      1.03
  Union Camp Corp.                                       20000       960000      1.62
Metals: Nonferrous-0.98%
  Aluminum Co. of America                                10000       580000       .98
                                                              -----------------------
                                                                    4689375      7.91
                                                              -----------------------
CAPITAL EQUIPMENT
Data Processing & Reproduction-1.91%
  International Business Machines Corp.                  10500      1132688      1.91
Electrical & Electronics-0.59%
  Nokia Corp., Class A (American Depositary Receipts)
   (Finland)                                             10000       352500       .59
Electronic Instruments-0.07%
  Imation Corp. /1/                                       1880        42770       .07
Machinery & Engineering-3.04%
  Caterpillar Inc.                                        8000       527000       .89
  Crompton & Knowles Corp.                               50000       750000      1.27
  Parker Hannifin Corp.                                  15000       523125       .88
                                                              -----------------------
                                                                    3328083      5.61
                                                              -----------------------
CONSUMER GOODS
Automobiles-1.10%
  Ford Motor Co., Class A                                20000       650000      1.10
Beverages & Tobacco-2.85%
  Anheuser-Busch Companies, Inc.                         10000       747500      1.26
  Philip Morris Companies Inc.                            9000       941625      1.59
Food & Household Products-2.29%
  General Mills, Inc.                                    25000      1356250      2.29
Health & Personal Care-7.52%
  American Home Products Corp.                           30000      1702500      2.87
  Johnson & Johnson                                      10000       477500       .80
  Merck & Co., Inc.                                      10000       642500      1.08
  Schering-Plough Corp.                                  10000       551250       .93
  Warner-Lambert Co.                                     20000      1090000      1.84
Recreation & Other Consumer Products-1.96%
  American Greetings Corp., Class A                      20000       485000       .82
  Duracell International Inc.                            15000       676875      1.14
                                                              -----------------------
                                                                    9321000     15.72
                                                              -----------------------
SERVICES
Broadcasting & Publishing-1.11%
  Gannett Co., Inc.                                      10000       656250      1.11
Business & Public Services-3.74%
  Alexander & Baldwin, Inc.                              30000       712500      1.20
  Dun & Bradstreet Corp.                                 21000      1207500      2.04
  WMX Technologies, Inc.                                 10000       296250       .50
Merchandising-2.43%
  Wal-Mart Stores, Inc.                                  60000      1440000      2.43
Telecommunications-2.25%
  AT&T Corp.                                             15000       781875      1.32
  Ameritech Corp.                                        10000       555000       .93
Transportation: Rail & Road-3.66%
  CSX Corp.                                              20000       965000      1.63
  Union Pacific Corp.                                     6000       411000       .69
  USFreightways Corp.                                    45000       795938      1.34
                                                              -----------------------
                                                                    7821313     13.19
                                                              -----------------------
FINANCE
Banking-10.27%
  H.F. Ahmanson & Co.                                    30000       757500      1.28
  Boatmen's Bancshares, Inc.                             15000       600000      1.01
  Central Fidelity Banks, Inc.                           23400       508950       .86
  Comerica Inc.                                          15000       658125      1.11
  First Hawaiian, Inc.                                   20000       541250       .91
  Jefferson BankShares, Inc.                             30000       682500      1.15
  National City Corp.                                    15000       519375       .88
  U.S. Bancorp                                           18000       616500      1.04
  Washington Mutual Savings Bank                         33150      1205831      2.03
Financial Services-1.09%
  Beneficial Corp.                                       12000       648000      1.09
Insurance-6.29%
  AMBAC Inc.                                             20000       955000      1.61
  American General Corp.                                 27000       938250      1.58
  General Re Corp.                                        5000       733750      1.24
  Liberty Corp.                                          20000       617500      1.04
  Trenwick Group Inc.                                    10000       487500       .82
Real Estate-3.22%
  Security Capital Pacific Trust                         30000       622500      1.05
  Weingarten Realty Investors                            32000      1288000      2.17
                                                              -----------------------
                                                                   12380531     20.87
                                                              -----------------------
MULTI-INDUSTRY
Multi-Industry-0.96%
  Minnesota Mining and Manufacturing Co.                  8800       571999       .96
                                                              -----------------------
MISCELLANEOUS
Other common stocks in initial period of acquisition                1737500      2.93
                                                              -----------------------
TOTAL COMMON STOCKS (cost: $37,638,444)                            46271926     78.02
                                                              -----------------------


                                                     Principal
                                                       Amount
SHORT-TERM SECURITIES                                   (000)
Corporate Short-Term Notes-18.57%
  American Brands Inc. 5.45% due 10/16/96              $1,400       1383650    2.33%
  Associates Corp. of North America 5.70% due 8/1/96    1,300       1299794      2.19
  H.J. Heinz Co. 5.28% due 8/21/96                        770        767628      1.29
  Hewlett-Packard Co. 5.37% due 10/4/96                 1,500       1485321      2.51
  National Rural Utilities Cooperative Finance Corp.
   5.36% due 9/25/96                                    1,200       1189957      2.01
  J.C. Penney Funding Corp. 5.34% due 8/29/96           1,400       1393978      2.35
  Pitney Bowes Credit Corp. 5.33% due 8/15/96           1,200       1197320      2.02
  Raytheon Co. 5.26% due 8/9/96                         1,000        998685      1.68
  Weyerhaeuser Co. 5.27% due 8/8/96                     1,300       1298446      2.19
                                                              ------------ ----------
                                                                   11014779     18.57
                                                              ------------ ----------
Federal Agency Discount Notes-3.20%
  Federal National Mortgage Assn. 5.24% due 8/23/96       1900   1,893,640       3.20
                                                               ----------- ----------
TOTAL SHORT-TERM SECURITIES (cost: $12,908,668)                    12908419     21.77
                                                              ------------ ----------
TOTAL INVESTMENT SECURITIES (cost: $50,547,112)                    59180345     99.79
Excess of cash and receivables over payables                         124552       .21
                                                              -----------------------
NET ASSETS                                                     $59,304,897   100.00%
                                                              =======================
/1/ Non-income-producing security.

See Notes to Financial Statements



Common stocks added to the portfolio
since January 31, 1996
--------------------------------------

H.F. Ahmanson
Alexander & Baldwin
American Greetings
Ameritech
Anheuser-Busch
Crompton & Knowles
Duracell International
General Re
Imation
Jefferson BankShares
National City
Nokia
Parker Hannifin
USFreightways


Common stocks eliminated from the portfolio
since January 31, 1996
--------------------------------------

Allstate
Boeing
General Electric
Huntington Bancshares
Integra Financial
J.P. Morgan
Ohio Casualty
Paul Revere
TNT Freightways
Western Investment Real Estate Trust


Endowments, Inc.
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
at July 31, 1996
Assets:
Investment securities at market
 (cost: $50,547,112)                                         $59,180,345
Cash                                                              76,649
Receivables for dividends                                         79,241
                                                            ------------
                                                              59,336,235
Liabilities:
Payables for-
 Management services                               $25,305
 Accrued expenses                                    6,033        31,338
                                              ------------  ------------
Net Assets at July 31, 1996-
 Equivalent to $18.61 per share on
 3,186,313 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--6,000,000 shares)                            $59,304,897
                                                           =============
Statement of Operations
for the year ended July 31, 1996
Investment Income:
Income:
 Dividends                                    $  1,574,072
 Interest                                          730,449    $2,304,521
                                              ------------
Expenses:
 Management services fee                           300,818
 Custodian fee                                       3,013
 Registration statement and prospectus              13,660
 Auditing fees                                      30,200
 Legal fees                                         10,116
 Taxes other than federal income tax                46,428
 Other expenses                                     28,324       432,559
                                              ------------   -----------

 Net investment income                                         1,871,962
                                                            ------------
Realized Gain and Unrealized
 Depreciation on Investments:
Net realized gain                                              6,351,802
Net change in unrealized
 appreciation on investments:
 Beginning of year                               9,360,047
 End of year                                     8,633,233
                                              ------------
  Net unrealized depreciation on investments                    (726,814)
                                                            ------------
 Net realized gain and unrealized
  depreciation on investments                                  5,624,988
                                                            ------------
Net Increase in Net Assets Resulting
 from Operations                                              $7,496,950
                                                            ============

Statement of Changes in Net Assets

                                                Year ended       July 31
                                                       1996          1995
Operations:
Net investment income                       $    1,871,962 $   2,026,933
Net realized gain on investments                 6,351,802     2,706,488
Net unrealized appreciation (depreciation)
 on investments                                   (726,814)    4,723,583
                                              ------------  ------------
 Net increase in net assets resulting
  from operations                                7,496,950     9,457,004
                                             ------------- -------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income            (1,975,816)   (1,942,631)
Distributions from net realized
 gain on investments                            (3,710,692)   (4,141,493)
                                             ------------- -------------
 Total dividends and distributions              (5,686,508)   (6,084,124)
                                             ------------- -------------
Capital Share Transactions:
Proceeds from shares sold:
 279,532 and 317,243
 shares, respectively                            5,201,405     5,302,616
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 283,073 and 362,222 shares,
 respectively                                    5,156,184     5,645,016
Cost of shares repurchased:
 518,349 and 618,230
 shares, respectively                           (9,598,279)  (10,507,091)
                                             ------------- -------------
 Net increase in net assets resulting
  from capital share transactions                  759,310       440,541
                                             ------------- -------------
Total Increase in Net Assets                     2,569,752     3,813,421
Net Assets:
Beginning of year                               56,735,145    52,921,724
                                             ------------- -------------
End of year (including undistributed
 net investment income:  $157,540 and
 $261,394, respectively)                       $59,304,897  $ 56,735,145
                                             ============= =============
See Notes to Financial Statements

ENDOWMENTS, INC.
NOTES TO FINANCIAL STATEMENTS

1. Endowments, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of principal with income as a secondary objective, primarily through investments in stocks. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Common stocks traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 Shares of the fund may be owned only by organizations exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code. The fund itself is exempt from federal taxation under Section 501(c)(2) of the Internal Revenue Code.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $3,013 includes $2,586 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of July 31, 1996, net unrealized appreciation on investments for book and federal income tax purposes aggregated $8,633,233, of which $9,435,862 related to appreciated securities and $802,629 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1996. The cost of portfolio securities for book and federal income tax purposes was $50,547,112 at July 31, 1996.

3. The fee of $300,818 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million. The Investment Advisory and Service Agreement provides for a fee reduction to the extent the fund's annual ordinary operating expenses exceed 1.50% of the first $30 million of the average net assets of the fund and 1.00% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. As of July 31, 1996, no such fee reduction was required.

 Effective December 1, 1995, CRMC has voluntarily agreed to waive its management services fees to the extent necessary to ensure that the fund's annual expenses do not exceed 0.75% of average net assets. As of July 31, 1996, no such fee reduction was required.

 No fees were paid by the fund to its officers and Directors.

4. As of July 31, 1996, accumulated undistributed net realized gain on investments was $4,774,878 and additional paid-in capital was $42,552,933.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $18,036,311 and $22,375,618, respectively, during the year ended July 31, 1996.


ENDOWMENTS, INC.
PER-SHARE DATA AND RATIOS
                                                     Year   ended    July       31
                                          ----------------------------------------
                                              1996    1995    1994    1993    1992
Net Asset Value, Beginning of Year         $18.06  $ 17.18 $ 18.43 $ 18.26 $ 17.89
                                          ----------------------------------------
 Income from Investment Operations:
  Net investment income                       .58     .63     .65     .66     .78
  Net realized and unrealized
   gain (loss) on investments                 1.73   2.21    (.16)      1.      1.
                                          ----------------------------------------
   Total income from investment operations    2.31   2.84     .49       1.      2.
                                          ----------------------------------------
 Less Distributions:
  Dividends from net investment income       (.61)   (.61)   (.66)   (.69)   (.73)
  Distributions from net realized gains     (1.15)  (1.35)  (1.08)   (.85)  (1.42)
                                          ----------------------------------------
   Total distributions                      (1.76)  (1.96)  (1.74)  (1.54)  (2.15)
                                          ----------------------------------------
Net Asset Value, End of Year               $18.61  $ 18.06 $ 17.18 $ 18.43 $ 18.26
                                          ========================================
Total Return                               13.22%   18.57%   2.77%  10.05%  15.74%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)        $59     $57     $53     $72     $58
 Ratio of expenses to average net assets     .72%     .73%    .73%    .64%    .70%
 Ratio of net income to average net assets  3.12%    3.70%   3.78%   3.72%   4.37%
 Portfolio turnover rate                   38.73%   24.04%  25.58%  29.70%  20.35%



INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Endowments, Inc.:

    We have audited the accompanying statement of assets and liabilities of Endowments, Inc. (the "fund"), including the schedule of portfolio investments, as of July 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the per-share data and ratios referred to above present fairly, in all material respects, the financial position of Endowments, Inc. as of July 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
August 30, 1996


BOND PORTFOLIO FOR ENDOWMENTS, INC.
INVESTMENT PORTFOLIO, JULY 31, 1996
                                                                Principal                Percent
                                                                  Amount         Market   of Net
BONDS & NOTES                                                      (000)          Value   Assets
Industrials - 17.28%
360/0/ Communications Co. 7.125% due 3/1/03                         $550       $529,469
360/0/ Communications Co. 7.50% due 3/1/06                            500         477035     2.43
General Motors Corp. 8.80% due 3/1/21                                2000        2226140     5.37
Hanson America, Inc. 2.39% convertible
 debentures due 3/1/01 /1/                                           1000         855000     2.06
Inco Ltd. 9.875% due 6/15/19                                          300         323688
Inco Ltd. 9.60% due 6/15/22                                           700         729316     2.54
Philips Electronics N.V. 7.20% due 6/1/26                             500         494130     1.19
TCI Communications, Inc. 8.75% due 8/1/15                             500         479835     1.16
U S WEST, Inc. 0% convertible
 debentures due 6/25/11                                              3000        1050000     2.53
                                                                          ------------- ---------
                                                                                 7164613    17.28
                                                                          ------------- ---------
Electric Utilities - 5.27%
Big Rivers Electric Corp. 10.70% due 9/15/17                         2000        2186160     5.27
                                                                          ------------- ---------
Transportation /2/  - 10.63%
Airplanes Pass Through Trust, Class C, 8.15% due 3/15/19             1000         997500     2.41
Continental Airlines, Inc., Series 1996-A, 6.94% due 4/15/15 /1/      500         481250     1.16
Delta Air Lines, Inc., Series 1993-A2, 10.50% due 4/30/16             500         588070     1.42
Jet Equipment Trust, Series 1994-A, 11.79% due 6/15/13 /1/            750         860625
Jet Equipment Trust, Series 1995-B, Class A, 7.63%
 due 2/15/15 /1/                                                      491         492743     4.46
Jet Equipment Trust, Series 1995-B, Class B, 7.83%
 due 2/15/15 /1/                                                      491         494069
USAir, Inc., Series 1996-B, 7.50% due 4/15/08 /1/                     500         491250     1.18
                                                                         -------------- ---------
                                                                                 4405507    10.63
                                                                         -------------- ---------
Financial - 10.35%
American Re Corp. 10.875% due 9/15/04                                1500        1625190     3.92
Equitable Life Assurance Society of the United States
 7.70% due 12/1/15 /1/                                               1000         965640     2.33
General Electric Capital Corp. 8.875% due 5/15/09                    1000        1140770     2.75
Terra Nova (Bermuda) Holdings Ltd. 10.75% due 7/1/05                  500         558125     1.35
                                                                          ------------- ---------
                                                                                 4289725    10.35
                                                                          ------------- ---------
Real Estate - 1.12%
Irvine Co. 7.46% due 3/15/06 /1/ /3/                                  500         465000     1.12
                                                                          ------------- ---------
Collateralized Mortgage/Asset-Backed
 Obligations /2/ - 5.39%
CSFB Finance Co. Ltd. 5.00% due 11/15/05 /1/                          500         481250     1.16
Green Tree Financial Corp., Series 1995-A, Class NIM,
 7.25% due 7/15/05                                                    389         386369      .93
Merrill Lynch Mortgage Investors, Inc., Series 1995-A,
 7.251% due 6/15/21  /4/                                              459         459555     1.11
Prudential Home Mortgage Securities Co., Inc.,
 Series 1992-2033, Class A-12, 7.50% due 11/25/22                     422         422186     1.02
Structured Asset Securities Corp, Series 1996-CFL,
 Class A2A, 7.75% due 2/25/28                                         482         484715     1.17
                                                                         -------------- ---------
                                                                                 2234075     5.39
                                                                         -------------- ---------
Floating Rate Eurodollar Notes (Undated)  /4/  - 6.10%
Bank of Nova Scotia 5.375%                                           1000         825000     1.99
Canadian Imperial Bank of Commerce 5.375%                            1000         843750     2.04
Midland Bank 6.00%                                                   1000         858800     2.07
                                                                         -------------- ---------
                                                                                 2527550     6.10
                                                                         -------------- ---------
Governments (excluding U.S. Government) &
 Governmental Authorities - 5.81%
Ontario (Province of) 17.00% due 11/5/11                             1100        1200694     2.90
Quebec (Province of) 13.25% due 9/15/14                              1000        1207980     2.91
                                                                         -------------- ---------
                                                                                 2408674     5.81
                                                                         -------------- ---------
Federal Agency Obligations - Mortgage
 Pass-Throughs /2/ - 12.85%
Federal Home Loan Mortgage Corp. 8.75% due 7/1/08                     138         143639
Federal Home Loan Mortgage Corp. 12.50% due 12/1/12                    60          69861      .91
Federal Home Loan Mortgage Corp. 9.00% due 3/1/20                     155         162807
Federal National Mortgage Assn. 9.00% due 11/1/20                     268         281818      .68
Government National Mortgage Assn. 8.50% due 12/15/08                 417         434573
Government National Mortgage Assn. 7.50% due 1/15/24                  626         614760
Government National Mortgage Assn 6.50% due 2/20/24                   876         878136
Government National Mortgage Assn. 6.00% due 6/20/24                  904         911445    11.26
Government National Mortgage Assn. 8.50% due 10/15/25                 443         454854
Government National Mortgage Assn. 8.50% due 5/15/26                  808         828526
Government National Mortgage Assn. 10.00% due 7/15/26                 500         543750
                                                                         ------------------------
                                                                                 5324169    12.85
                                                                         ------------------------
U.S. Treasury Obligations - 19.99%
9.25% due 8/15/98                                                    2500        2641399
11.625% due 11/15/04                                                  500         652110
10.375% due 11/15/12                                                 2300        2902669    19.99
8.875% due 8/15/17                                                   1750        2087698
                                                                         -------------- ---------
                                                                                 8283876    19.99
                                                                         -------------- ---------
TOTAL BONDS & NOTES (cost: $40,020,767)                                         39289349    94.79
                                                                         -------------- ---------
SHORT-TERM SECURITIES
Corporate Short-Term Notes - 2.66%
Associates Corp. of North America 5.70% due 8/1/96                   1100        1099826     2.66
                                                                         -------------- ---------
TOTAL SHORT-TERM SECURITIES (cost: $1,099,826)                                   1099826     2.66
                                                                         -------------- ---------

TOTAL INVESTMENT SECURITIES (cost: $41,120,593)                                 40389175    97.45
Excess of cash and receivables over payables                                     1058892     2.55
                                                                         -------------- ---------
NET ASSETS                                                                  $41,448,067  100.00%
                                                                         ============== =========
/1/ Purchased in a private placement transaction; resale
 to the public may require registration or sale only to
 qualified institutional buyers.

/2/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Due to the possibility of early principal payments, the effective maturity of these securities is shorter than the stated maturity.

/3/ Valued under procedures established
 by the Board of Directors.

/4/ Coupon rates may change periodically.

See Notes to Financial Statements

Bond Portfolio for Endowments, Inc.
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
at July 31, 1996
Assets:
Investment securities at market
 (cost: $41,120,593)                                           $40,389,175
Cash                                                               139,590
Receivables for-
 Sales of investments                               $  2,770
 Accrued interest                                    940,588       943,358
                                             -----------------------------
                                                                41,472,123
Liabilities:
Payables for-
 Management services                                  19,005
 Accrued expenses                                      5,051        24,056
                                             -----------------------------
Net Assets at July 31, 1996-
 Equivalent to $16.63 per share on
 2,492,949 shares of $1 par value
capital stock outstanding (authorized
capital stock - 5,000,000 shares)                              $41,448,067
                                                               ===========
Statement of Operations
for the year ended July 31, 1996
Investment Income:
Interest income                                                $ 3,396,478
Expenses:
 Management services fee                         $   214,202
 Custodian fee                                         2,796
 Registration statement and prospectus                13,855
 Auditing fees                                        30,200
 Legal fees                                           10,059
 Taxes other than federal income tax                  43,221
 Other expenses                                       28,126
                                             ----------------
  Total expenses before fee waiver                   342,459
 Fee waiver                                           21,023       321,436
                                             -----------------------------
 Net investment income                                           3,075,042
                                                             -------------
Realized Gain and Unrealized
 Depreciation on Investments:
Net realized gain                                                  123,217
Net change in unrealized depreciation
 on investments:
 Beginning of year                                  (205,230)
 End of year                                        (731,418)
                                             ----------------
  Net unrealized depreciation on
   investments                                                    (526,188)
                                                             -------------
 Net realized gain and unrealized
  depreciation on investments                                     (402,971)
                                                             -------------
Net Increase in Net Assets Resulting
 from Operations                                             $   2,672,071
                                                               ===========
Statement of Changes in Net Assets

                                                  Year ended       July 31
                                                        1996          1995
Operations:
Net investment income                            $ 3,075,042   $ 3,372,869
Net realized gain (loss) on investments              123,217      (339,552)
Net unrealized appreciation (depreciation) on
 investments                                        (526,188)      381,338
                                             -----------------------------
 Net increase in net assets resulting
  from operations                                  2,672,071     3,414,655
                                             -----------------------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income              (3,085,285)   (3,338,883)
Distributions from net realized
 gain on investments                                       -      (191,002)
                                             -----------------------------
 Total dividends and distributions                (3,085,285)   (3,529,885)
                                             -----------------------------
Capital Share Transactions:
Proceeds from shares sold:
 168,909 and 214,880
 shares, respectively                              2,838,556     3,539,415
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 94,993 and 130,272 shares,
 respectively                                      1,596,233     2,134,210
Cost of shares repurchased:
 377,703 and 484,790
 shares, respectively                             (6,407,611)   (8,030,465)
                                             -----------------------------
 Net decrease in net assets resulting
  from capital share transactions                 (1,972,822)   (2,356,840)
                                             -----------------------------
Total Decrease in Net Assets                      (2,386,036)   (2,472,070)
Net Assets:
Beginning of year                                 43,834,103    46,306,173
                                             -----------------------------
End of year (including undistributed
 net investment income:  $299,593 and
 $309,836, respectively)                         $41,448,067   $43,834,103
                                             ================  ===========

See Notes to Financial Statements

Bond Portfolio for Endowments, Inc.
Notes to Financial Statements

1. Bond Portfolio for Endowments, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in fixed-income securities. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 Shares of the fund may be owned only by organizations exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code. The fund itself is exempt from federal taxation under Section 501(c)(2) of the Internal Revenue Code.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $2,796 was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of July 31, 1996, net unrealized depreciation on investments for book and federal income tax purposes aggregated $731,418, of which $388,952 related to appreciated securities and $1,120,370 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1996. During the year ended July 31, 1996, the fund utilized a capital loss carryforward totaling $123,217 to offset, for tax purposes, capital gains realized during the year. The fund has available at July 31, 1996 a net capital loss carryforward totaling $326,488, which may be used to offset capital gains realized during subsequent years through July 31, 2003. It is the intention of the fund not to make distributions from capital gains until the capital loss carryforward is utilized. The cost of portfolio securities for book and federal income tax purposes was $41,120,593 at July 31, 1996.

3. The fee of $214,202 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million. The Investment Advisory and Service Agreement provides for a fee reduction to the extent the fund's annual ordinary operating expenses exceed 1.50% of the first $30 million of the average net assets of the fund and 1.00% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. As of July 31, 1996, no such fee reduction was required.

 Effective December 1, 1995, CRMC has voluntarily agreed to waive its management services fees to the extent necessary to ensure that the fund's expenses do not exceed 0.75% of average net assets. Fee reductions were $21,023 for the year ended July 31, 1996.

 No fees were paid by the fund to its officers and Directors.

4. As of July 31, 1996, accumulated net realized loss on investments was $326,488 and additional paid-in capital was $39,713,431.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $22,109,357 and $24,176,328, respectively, during the year ended July 31, 1996.


BOND PORTFOLIO FOR ENDOWMENTS, INC.
PER-SHARE DATA AND RATIOS
                                    Year ended July 31
                                    -----------------------------------------------------------------------
                                             1996        1995          1994         1993         1992
Net Asset Value, Beginning of Year          16.82        16.86        19.66        19.44        17.76
                                    -----------------------------------------------------------------------
 Income from Investment Operations
  Net investment income                     1.22         1.26         1.32         1.49         1.47
  Net realized and unrealized
   gain (loss) on investments               (.19)         .01        (1.51)         .64           1.7
                                    -----------------------------------------------------------------------
   Total income from investment oper        1.03         1.27         (.19)         2.13         3.17
                                    -----------------------------------------------------------------------
 Less Distributions:
  Dividends from net investment inco       (1.22)       (1.24)       (1.35)       (1.48)       (1.49)
  Distributions from net realized ga           -         (.07)       (1.26)        (.43)           -
                                    -----------------------------------------------------------------------
   Total distributions                     (1.22)       (1.31)       (2.61)       (1.91)       (1.49)
                                    -----------------------------------------------------------------------
Net Asset Value, End of Year                16.63        16.82        16.86        19.66        19.44
                                    ===================================================================
Total Return                           6.25% /1/         7.97%      (1.44)%       11.74%       18.69%

Ratios/Supplemental Data:
 Net assets, end of year (in million         $41          $44          $46          $67          $65
 Ratio of expenses to average net as    .75% /1/          .76%         .77%         .65%         .68%
 Ratio of net income to average net       7.17%          7.52%        6.99%        7.69%        8.04%
 Portfolio turnover rate                 54.43%         69.22%       82.12%       35.97%       63.30%

/1/ Had CRMC not waived management services fees, the fund's expense ratio would have been .80%.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Bond Portfolio for Endowments, Inc.:

  We have audited the accompanying statement of assets and liabilities of Bond Portfolio for Endowments, Inc. (the "fund"), including the schedule of portfolio investments, as of July 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Bond Portfolio for Endowments, Inc. as of July 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
August 30, 1996


ENDOWMENTS, INC.
BOND PORTFOLIO FOR ENDOWMENTS, INC.

BOARD OF DIRECTORS

ROBERT B. EGELSTON, Los Angeles, California
Chairman of the Board and Chief Executive Officer of the funds
Former Chairman of the Board,
The Capital Group Companies, Inc.

FRANK L. ELLSWORTH, Ph.D., Los Angeles, California
President, Independent Colleges of Southern California

STEVEN D. LAVINE, Ph.D., Los Angeles, California
President, California Institute of the Arts

PATRICIA A. McBRIDE, Dallas, Texas
Chief Financial Officer, Kevin L. McBride, D.D.S., Inc.

JOHN R. METCALF, San Francisco, California
Private investor; former Vice President,
Alexander & Alexander, Inc.

CHARLES R. REDMOND, Los Angeles, California
Chairman, Pfaffinger Foundation; former President and
Chief Executive Officer, Times Mirror Foundation;
former Executive Vice President and Member of the Management Committee, The Times Mirror Company

THOMAS E. TERRY, Los Angeles, California
President of the funds
Consultant; former Vice President and Secretary,
Capital Research and Management Company

ROBERT C. ZIEBARTH, Dover, Massachusetts
Management Consultant, Ziebarth Company


OTHER OFFICERS

ABNER D. GOLDSTINE, Los Angeles, California
Senior Vice President of the funds
Senior Vice President and Director,
Capital Research and Management Company

ROBERT G. O'DONNELL, San Francisco, California
Senior Vice President of the funds
Senior Vice President and Director,
Capital Research and Management Company

STEVEN N. KEARSLEY, Los Angeles, California
Vice President  and Treasurer of the funds
Vice President and Treasurer,
Capital Research and Management Company

LISA G. HATHAWAY, Los Angeles, California
Assistant Vice President of the funds
Assistant Vice President - Fund Business Management Group,
Capital Research and Management Company

LOUISE M. PESCETTA, San Francisco, California
Assistant Vice President and Assistant Secretary of the funds
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

PATRICK F. QUAN, San Francisco, California
Secretary of the funds
Vice President - Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL, Brea, California
Assistant Treasurer of the funds
Senior Vice President - Fund Business Management Group,
Capital Research and Management Company

ROBERT P. SIMMER, Norfolk, Virginia
Assistant Treasurer of the funds
Vice President - Fund Business Management Group,
Capital Research and Management Company

OFFICE OF THE FUNDS
Four Embarcadero Center, Suite 1800
P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
Four Embarcadero Center, Suite 1800
P.O. Box 7650
San Francisco, California 94120-7650

135 South State College Boulevard
Brea, California 92821-5804

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Morrison & Foerster llp
345 California Street
San Francisco, California 94104-2675

INDEPENDENT AUDITORS
Deloitte & Touche llp
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

This report is for the information of shareholders of Endowments, Inc. and Bond Porfolio for Endowments, Inc. but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds.

(c)1996 Endowments, Inc.
(c)1996 Bond Portfolio for Endowments, Inc.
Litho in USA  DT/PL/3019
Lit. No. Endi-Bendi-011-0996 (NLS)